UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 25, 2018

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire		03842-1720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 25, 2018, Unitil Corporation (the “Company”) held its Annual Meeting of Shareholders at its offices in Hampton, NH. As of the record date for the meeting, the Company had 14,855,173 shares of common stock issued and outstanding and entitled to vote at the meeting. Of these shares, 12,962,522.52, or 87.26%, were present in person or represented by proxy at the meeting, which constituted a quorum for the transaction of business at the meeting. At the meeting, the Company’s shareholders voted:

1.    To elect one director of the Company nominated by the Company’s Board of Directors to serve a three-year term. The final vote was as follows:

	No. of Shares
	For	Withheld	Broker Non Vote	Uncast
Thomas P. Meissner, Jr.	8,957,389.58	882,952.94	3,122,180.00	0

2.    To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
12,740,849.25	133,014.82	88,658.44	0	0

3.     To approve, on an advisory basis, the compensation of the Company’s named executive officers. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
5,792,781.51	3,937,379.50	110,181.51	3,122,180.00	0

Item 7.01	Regulation FD Disclosure

On May 1, 2018, the Company adopted a written plan for trading securities under Rule 10b5-1 (the “10b5-1 trading plan”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to facilitate the repurchase of shares of its common stock in connection with its Board of Directors’ annual equity retainer and Employee Length of Service Awards.

The 10b5-1 trading plan provides that a broker selected by the Company shall repurchase, on the Company’s behalf, shares of the Company’s common stock on the open market pursuant to the terms and limitations specified in the plan, including compliance with Rule 10b-18 under the Exchange Act. There can be no assurance that any shares will be repurchased by the Company either through the 10b5-1 trading plan or otherwise.

The Company may suspend or terminate the 10b5-1 trading plan at any time, so long as the suspension or termination is made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act, or other applicable securities laws.

Item 8.01	Other Events

On April 25, 2018, the Company’s Board of Directors appointed Todd R. Black as a Senior Vice President of the Company, effective as of April 25, 2018. In accordance with Article VI of the Company’s by-laws, the term of office of each of the Company’s officers (including Mr. Black) is until the first meeting of the Board of Directors after the next annual meeting of shareholders, and until such officer’s successor shall have been chosen and qualified.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Unitil Corporation 2018 10b5-1 Plan Agreement dated May 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date: May 1, 2018